UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024

TRISALUS LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6272 W. 91st Ave., Westminster, Colorado	80031
(Address of principal executive offices)	(Zip Code)

(888) 321-5212

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TLSI	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	TLSIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 15, 2024, TriSalus Life Sciences, Inc. (the “Company”) issued a press release providing a business update and announcing its financial results for the quarter ended June 30, 2024. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 13, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of June 26, 2024, the record date for the Annual Meeting, the aggregate voting power of the outstanding shares of the Company entitled to vote at the Annual Meeting was 31,455,515. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest whole number.

Proposal 1: Election of Directors

The Company’s stockholders elected the four persons listed below as Class I directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders, and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. The final voting results are as follows:

Name of Director Elected	Votes For	Votes Withheld	Broker Non-Votes
Anil Singhal	15,581,603	53,394	2,206,892
Kerry Hicks	15,552,616	82,381	2,206,892
Liselotte Hyveled	15,586,944	48,053	2,206,892
Sean Murphy	15,611,916	23,081	2,206,892

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,841,461	427	1	-

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit Number	Description
99.1	Press Release dated August 15, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2024	TriSalus Life Sciences, Inc.

	By:	/s/ Sean Murphy
	Name:	Sean Murphy
	Title:	Chief Financial Officer